Due to Parent Company FEC Resources Inc. (FEC Resources Inc.)	12 Months Ended
Dec. 31, 2011
FEC Resources Inc.
Due to Parent Company

 Note 9            Due to Parent Company

During the year ended December 31, 2009, the Company was advanced $273,000 by Philex Mining Corporation, the parent company of the group including the Company. The loan is unsecured, and was due on December 31, 2010 and bears interest at LIBOR plus 3 % per annum.  The interest rates on the loan as at December 31, 2011 and December 31, 2010 were 3.76% and 4.08% respectively.

To date no amount of the loan has been repaid and the balance, including accrued interest as of December 31, 2011 is $301,790 (December 31, 2010: $291,323). There have  been  no  discussions  on  the  repayment  of  the  outstanding  amount  and  no demand has been made by the parent company for repayment.